                       PACIFIC GAS AND ELECTRIC COMPANY
                          LONG-TERM INCENTIVE PROGRAM
          (As amended and restated effective as of January 1, 1996)*


1.  Purpose of the Program
    ----------------------

          This is the controlling and definitive statement of the Pacific Gas and Electric Company Long-Term Incentive Program, as amended and restated herein (hereinafter called the PROGRAM/1/). The purpose of the PROGRAM is to advance the interests of the COMPANY by providing ELIGIBLE PARTICIPANTS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the COMPANY. It is the intent of the COMPANY to reward those ELIGIBLE PARTICIPANTS who have a significant impact on improved long-term corporate achievements. Inasmuch as the PROGRAM is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E, the costs of the PROGRAM will be funded from corporate earnings.


2.  Program Administration
    ----------------------

          The PROGRAM shall be administered by the COMMITTEE, which shall be constituted in such a manner as to comply with the rules governing a plan intended to qualify as a discretionary plan under RULE 16b-3.

          Subject to the provisions of the PROGRAM, the COMMITTEE shall have full and final authority, in its sole discretion:

          (a) to determine the ELIGIBLE PARTICIPANTS to whom INCENTIVE AWARDS shall be granted and the number of shares of COMMON STOCK to be awarded under each INCENTIVE AWARD, based on the recommendation of the CHIEF EXECUTIVE OFFICER (except that awards to the CHIEF EXECUTIVE OFFICER shall be based on the recommendation of the BOARD OF DIRECTORS);

          (b) to determine the time or times at which INCENTIVE AWARDS shall be granted;

          (c) to designate the types of INCENTIVE AWARD being granted;

          (d) to vary the OPTION vesting schedule described in the STOCK OPTION PLAN;

------------
/1/ Capitalized words are defined in Section 20 hereof.

 * Subject to shareholder approval at the 1996 annual meeting, scheduled for April 17, 1996.

          (e) to determine the terms and conditions, not inconsistent with the terms of the PROGRAM, of any INCENTIVE AWARD granted hereunder (including, but not limited to, the consideration and method of payment for shares purchased upon the exercise of an INCENTIVE AWARD, and any vesting acceleration or exercisability provisions in the event of a CHANGE IN CONTROL or TERMINATION), based in each case on such factors as the COMMITTEE shall deem appropriate;

          (f) to approve forms of agreement for use under the PROGRAM;

          (g) to construe and interpret the PROGRAM and any related INCENTIVE AWARD agreement and to define the terms employed herein and therein;

          (h) except as provided in Section 18 hereof, to modify or amend any INCENTIVE AWARD or to waive any restrictions or conditions applicable to any INCENTIVE AWARD or the exercise or realization thereof;

          (i) except as provided in Section 18 hereof, to prescribe, amend and rescind rules, regulations and policies relating to the administration of the PROGRAM;

          (j) except as provided in Section 18 hereof, to suspend, terminate, modify or amend the PROGRAM;

          (k) to delegate to one or more agents such administrative duties as the COMMITTEE may deem advisable, to the extent permitted by applicable law; and

          (l) to make all other determinations and take such other action with respect to the PROGRAM and any INCENTIVE AWARD granted hereunder as the COMMITTEE may deem advisable, to the extent permitted by applicable law.

          Notwithstanding the provisions contained in the foregoing paragraph, the CHIEF EXECUTIVE OFFICER shall have the authority, in his sole discretion:
(a) to grant INCENTIVE AWARDS to any ELIGIBLE PARTICIPANT who, at the time of the INCENTIVE AWARD grant, (i) is not an officer of the COMPANY or a DIRECTOR, and (ii) if such ELIGIBLE PARTICIPANT is an EMPLOYEE, is receiving an annual salary which is below the level which requires approval by the COMMITTEE; (b) to determine the time or times at which INCENTIVE AWARDS shall be granted to such ELIGIBLE PARTICIPANTS; (c) to designate the types of INCENTIVE AWARD being granted to such ELIGIBLE PARTICIPANTS; and (d) to vary the OPTION vesting schedule described in the STOCK OPTION PLAN for the OPTIONS granted to such ELIGIBLE PARTICIPANTS; provided, however, that all grants of INCENTIVE AWARDS by the CHIEF EXECUTIVE OFFICER shall conform to the guidelines previously approved by the COMMITTEE.

3.  Shares of Stock Subject to the Program
    --------------------------------------

          There shall be reserved for use under the PROGRAM (subject to the provisions of Section 13 hereof) a total of 23,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E. Such shares consist of (i) 13,000,000 shares of COMMON STOCK originally reserved for use under the PROGRAM at the time it first became effective on January 1, 1992, (ii) 389,230 shares of COMMON STOCK remaining under the 1986 OPTION PLAN and carried over to the PROGRAM, and (iii) 10,000,000 shares of COMMON STOCK added to the PROGRAM effective as of January 1, 1996.

          If (i) any INCENTIVE AWARD expires or terminates for any reason without having been exercised or purchased in full, (ii) an INCENTIVE AWARD is surrendered in exchange for one or more other INCENTIVE AWARDS, or (iii) any RESTRICTED STOCK is forfeited, then, in each such case, any unexercised, unpurchased, surrendered or forfeited shares which were subject to such INCENTIVE AWARD (except shares as to which a related TANDEM SAR has been exercised) shall again be available for the future grant of INCENTIVE AWARDS under the PROGRAM (unless the PROGRAM has terminated). In addition, shares may be reused or added back to the PROGRAM to the extent permitted by applicable law.

4.  Eligibility
    -----------

          INCENTIVE AWARDS will be granted only to ELIGIBLE PARTICIPANTS. ISOS will be granted only to EMPLOYEES. NON-EMPLOYEE DIRECTORS will only be eligible to be granted DIRECTOR RESTRICTED STOCK. The COMMITTEE, in its sole discretion, may grant INCENTIVE AWARDS to an ELIGIBLE PARTICIPANT who is a resident or citizen of a foreign country, with such modifications as the COMMITTEE may deem advisable to reflect the laws, tax policy or customs of such foreign country.

          The PROGRAM shall not confer upon any RECIPIENT any right to continuation of employment, service as a DIRECTOR or consulting relationship with the COMPANY; nor shall it interfere in any way with the right of the RECIPIENT or the COMPANY to terminate such employment, service as a DIRECTOR or consulting relationship at any time, with or without cause.

5.  Designation of Incentive Awards
    -------------------------------

          At the time of the grant of each INCENTIVE AWARD under the Program, the COMMITTEE (or the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) shall determine whether such INCENTIVE AWARD is to be designated as an ISO, NON-QUALIFIED STOCK OPTION, SAR, DIVIDEND EQUIVALENT, PERFORMANCE UNIT, stock grant, RESTRICTED STOCK, LSAR, PHANTOM STOCK or other

STOCK-BASED AWARD; provided, however, that (i) ISOS may be granted only to EMPLOYEES, and (ii) NON-EMPLOYEE DIRECTORS will only be eligible to be granted DIRECTOR RESTRICTED STOCK.

          Notwithstanding such designation, to the extent that the aggregate FAIR MARKET VALUE (determined for each share as of the date of grant of the OPTION covering each share) of the shares with respect to which OPTIONS designated as ISOS become exercisable for the first time by any RECIPIENT during any calendar year exceeds $100,000, such OPTIONS shall be treated as NON-QUALIFIED STOCK OPTIONS.

          INCENTIVE AWARDS shall be awarded at no cost to the RECIPIENT. Any INCENTIVE AWARD may be granted alone, contingent upon, in addition to or in TANDEM with one or more other INCENTIVE AWARDS granted under the PROGRAM. In addition, except as provided in Section 12 hereof, any INCENTIVE AWARD may be granted in exchange for one or more other INCENTIVE AWARDS.

6.  Stock Options, Tandem Stock Appreciation Rights and Tandem Dividend
    -------------------------------------------------------------------
    Equivalents
    -----------

          Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant ISOS, NON-QUALIFIED STOCK OPTIONS, TANDEM SARS and TANDEM DIVIDEND EQUIVALENTS to ELIGIBLE PARTICIPANTS, subject to the terms and conditions set forth in the STOCK OPTION PLAN attached hereto as Exhibit A.

7.  Performance Units
    -----------------

          Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant PERFORMANCE UNITS to ELIGIBLE PARTICIPANTS, subject to the terms and conditions set forth in the PERFORMANCE UNIT PLAN attached hereto as Exhibit B.

8.  Other Incentive Awards
    ----------------------

          Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant other INCENTIVE AWARDS (including, but not limited to, SARS granted without OPTIONS, DIVIDEND EQUIVALENTS granted without OPTIONS, stock grants, RESTRICTED STOCK, LSARS, PHANTOM STOCK or other STOCK-BASED AWARDS) to ELIGIBLE PARTICIPANTS, subject to such terms and conditions as the COMMITTEE shall deem appropriate.

9.  Grants of Incentive Awards to Non-Employee Directors
    ----------------------------------------------------


          NON-EMPLOYEE DIRECTORS will only be eligible to be granted DIRECTOR RESTRICTED STOCK; NON-EMPLOYEE DIRECTORS will not be eligible to receive any other form of INCENTIVE AWARD. Any grants of DIRECTOR RESTRICTED STOCK to NON-EMPLOYEE DIRECTORS under the PROGRAM will be made strictly in accordance with, and subject to the terms and conditions contained in, the NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN RULES attached hereto as Exhibit C.

10.  Termination of Employment or Relationship with the Company
     ----------------------------------------------------------

          The COMMITTEE may, in its sole discretion, establish terms and conditions pertaining to the effect of TERMINATION on INCENTIVE AWARDS granted to a RECIPIENT prior to TERMINATION, to the extent permitted by applicable law.

11.  Tax Withholding
     ---------------

          When a RECIPIENT incurs tax liability in connection with the exercise of an INCENTIVE AWARD or the receipt of shares of COMMON STOCK pursuant to an INCENTIVE AWARD, which tax liability is subject to tax withholding under applicable tax laws, and the RECIPIENT is obligated to pay the COMPANY an amount required to be withheld under applicable tax laws, the RECIPIENT may satisfy the withholding tax obligation by (i) electing to have the COMPANY withhold such amount from his or her current compensation through payroll deductions, or (ii) making a direct payment to the COMPANY in cash or by check.

          The COMMITTEE may, in its sole discretion, permit a RECIPIENT to satisfy all or part of his or her withholding tax obligations by having the COMPANY withhold from the shares to be issued to the RECIPIENT that number of shares having a FAIR MARKET VALUE equal to the amount required to be withheld determined on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes in this manner, if permitted by the COMMITTEE, shall be subject to such restrictions as the COMMITTEE may impose, including any restrictions required by rules of the Securities and Exchange Commission.

12.  Replacement of Grants
     ---------------------

          The COMMITTEE may, in its sole discretion, offer a RECIPIENT the option of surrendering an unexercised OPTION or other INCENTIVE AWARD in exchange for another INCENTIVE AWARD of the same type or for a different type of INCENTIVE AWARD; provided, however, that no OPTION or INCENTIVE AWARD may be exchanged for a new OPTION or INCENTIVE AWARD having an OPTION PRICE or purchase price that is lower than the OPTION PRICE or purchase price of the original OPTION or INCENTIVE AWARD.

13.  Deferral of Payments
     --------------------

          The COMMITTEE may, in its sole discretion, approve a RECIPIENT'S deferral of any cash payments which may become due under the PROGRAM. Such deferrals shall be subject to any conditions, restrictions or requirements as the COMMITTEE may determine.

14.  Adjustments Upon Changes in Number or Value of Shares of Common Stock
     ---------------------------------------------------------------------

          If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

15.  Non-Transferability of Incentive Awards
     ---------------------------------------

          An INCENTIVE AWARD shall not be transferable by the RECIPIENT otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder. During the lifetime of the RECIPIENT, an INCENTIVE AWARD may be exercised only by the RECIPIENT or by an alternate payee under a qualified domestic relations order.

16.  Change in Control
     -----------------

          Upon the occurrence of a CHANGE IN CONTROL (as defined below):

          (a) Any time periods relating to the exercise or realization of any INCENTIVE AWARD granted hereunder shall be accelerated so that such INCENTIVE AWARD may be immediately exercised or realized in full;

          (b) All shares of RESTRICTED STOCK granted hereunder shall immediately cease to be forfeitable;

          (c) All conditions relating to the realization of any STOCK-BASED AWARD granted hereunder shall immediately terminate; and

          (d) The COMMITTEE may offer any RECIPIENT the option of having the COMPANY purchase his or her INCENTIVE AWARD for an amount of cash which could have been attained upon the exercise or realization of such INCENTIVE AWARD had it been fully exercisable or realizable;

unless the COMMITTEE in its sole discretion determines that such CHANGE IN CONTROL will not adversely impact the RECIPIENTS of INCENTIVE AWARDS hereunder and is in the best interests of the shareholders of PG&E. The COMMITTEE may make such further provisions with respect to a CHANGE IN CONTROL as it shall deem equitable and in the best interests of the shareholders of PG&E. Such provision may be made in any agreement relating to any INCENTIVE AWARD granted hereunder, by amendment to any such agreement or by resolution of the COMMITTEE.

          The phrase "CHANGE IN CONTROL" shall have such meaning as ascribed thereto from time to time by the COMMITTEE and set forth in any agreement relating to any INCENTIVE AWARD granted hereunder or by resolution of the COMMITTEE; provided, however, that, notwithstanding the foregoing, a "CHANGE IN CONTROL" shall be deemed to have occurred if:

          (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E representing twenty percent (20%) or more of the combined voting power of PG&E's then outstanding securities;

          (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of PG&E, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

          (c) the shareholders of PG&E shall have approved (i) any consolidation or merger of PG&E in which PG&E is not the continuing or surviving corporation or pursuant to which shares of COMMON STOCK are converted into cash, securities or other property, other than a merger of PG&E in which the holders of the COMMON STOCK immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the COMPANY, or (iii) any plan or proposal for the liquidation or dissolution of PG&E.

          Notwithstanding the foregoing, the phrase "CHANGE IN CONTROL" shall not apply to any reorganization or merger initiated voluntarily by PG&E in which PG&E is the continuing surviving entity.

17.  Listing and Registration of Shares
     ----------------------------------

          Each INCENTIVE AWARD shall be subject to the requirement that if at any time the COMMITTEE shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, including the California Public Utilities Commission, is necessary or desirable as a condition of, or in connection with, the granting of such INCENTIVE AWARD or the issue or purchase of shares thereunder, such INCENTIVE AWARD may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the COMMITTEE.

18.  Amendment and Termination of the Program and Incentive Awards
     -------------------------------------------------------------

          The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PROGRAM in any respect; provided, however, that
(i) to the extent necessary and desirable to comply with RULE 16b-3 or with
Section 422 of the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PROGRAM amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation, and (ii) any provisions contained in the PROGRAM or in the NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN RULES stating the amount or price of INCENTIVE AWARDS to be granted to NON-EMPLOYEE DIRECTORS or specifying the timing of such awards, or any provisions setting forth a formula that determines the amount, price or timing, shall not be amended more than once every six months, other than to comport with changes in the CODE, ERISA or the rules thereunder.

          No suspension, termination, modification or amendment of the PROGRAM may, without the consent of the RECIPIENT, adversely affect his or her rights under INCENTIVE AWARDS theretofore granted to such RECIPIENT. In the event of amendments to the CODE or applicable rules or regulations relating to ISOS subsequent to the date hereof, the COMPANY may amend the PROGRAM, and the COMPANY and RECIPIENTS holding OPTION agreements may agree to amend outstanding OPTION agreements, to conform to such amendments.

          The COMMITTEE may make such amendments or modifications in the terms and conditions of any INCENTIVE AWARD as it may deem advisable, or cancel or annul any grant of an INCENTIVE AWARD; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the RECIPIENT, adversely his or her rights under such INCENTIVE AWARD; and provided further the COMMITTEE may not reduce the OPTION PRICE or purchase price of any OPTION or INCENTIVE AWARD below the original OPTION PRICE or purchase price.

          Notwithstanding the foregoing, the COMMITTEE reserves the right, in its sole discretion, to (i) convert any outstanding ISOS to NON-QUALIFIED STOCK OPTIONS, (ii) to require a RECIPIENT to forfeit any unexercised or unpurchased INCENTIVE AWARDS, any shares received or purchased pursuant to an INCENTIVE AWARD, or any gains realized by virtue of the receipt of an INCENTIVE AWARD in the event that such RECIPIENT competes against the COMPANY, and (iii) to cancel or annul any grant of an INCENTIVE AWARD in the event of a RECIPIENT'S TERMINATION FOR CAUSE. For purposes of the PROGRAM, "TERMINATION FOR CAUSE" shall include, but not be limited to, termination because of dishonesty, criminal offense or violation of a work rule, and shall be determined by, and in the sole discretion of, the COMMITTEE.

19.  Effective Date of the Program and Duration
     ------------------------------------------

          The Program first became effective as of January 1, 1992. It has since been amended and restated. The amended and restated PROGRAM shall become effective as of January 1, 1996, provided it is approved by the shareholders of PG&E within twelve (12) months following the date of adoption by the BOARD OF DIRECTORS. Unless terminated sooner pursuant to Section 16 hereof, the PROGRAM shall terminate on December 31, 2005.

20.  Definitions
     -----------

     a.  BOARD OF DIRECTORS means the Board of Directors of PG&E.
         ------------------

     b.  CHANGE IN CONTROL has the meaning set forth in Section 16 hereof.
         -----------------

     c.  CHIEF EXECUTIVE OFFICER means the Chief Executive Officer of PG&E.
         -----------------------

     d.  CODE means the Internal Revenue Code of 1986, as amended from time to
         ----
         time.

     e.  COMMITTEE means the Nominating and Compensation Committee of the BOARD
         ---------
         OF DIRECTORS or any successor to such committee.

     f.  COMMON STOCK means common shares of PG&E with a par value of $5.00
         ------------
         per share and any class of common shares into which such common shares hereafter may be converted.

     g.  COMPANY means PG&E, and any parent corporation (as defined in Section
         -------
         424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

     h.  CONSULTANT means any person, including an advisor, who is engaged by
         ----------
         the COMPANY to render services.

     i.  DIRECTOR means any person who is a member of the BOARD OF DIRECTORS
         --------
         or the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

     j.  DIRECTOR RESTRICTED STOCK means RESTRICTED STOCK granted to a NON-
         -------------------------
         EMPLOYEE DIRECTOR under the NON-EMPLOYEE DIRECTOR RESTRICTED STOCK
         PLAN.

     k.  DIVIDEND EQUIVALENT means a right that entitles the RECIPIENT to
         -------------------
         receive cash or COMMON STOCK based on the dividends declared on the COMMON STOCK covered by such right.

     l.  ELIGIBLE PARTICIPANT means any KEY EMPLOYEE.  It also means, if so
         --------------------
         identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), other EMPLOYEES, DIRECTORS, CONSULTANTS, employees or consultants of any affiliates of PG&E, and other persons whose participation in the PROGRAM is deemed by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) to be in the best interests of the COMPANY.


     m.  EMPLOYEE means any person who is employed by the COMPANY.  The
         --------
         payment of a director's fee or consulting fee by the COMPANY shall not be sufficient to constitute "employment" by the COMPANY.

     n.  ERISA means the Employee Retirement Income Security Act of 1974, as
         -----
         amended.

     o.  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.
         ------------

     p.  FAIR MARKET VALUE means the closing price of the COMMON STOCK reported
         -----------------
         on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

     q.  INCENTIVE AWARD means any ISO, NON-QUALIFIED STOCK OPTION, SAR,
         ---------------
         DIVIDEND EQUIVALENT, PERFORMANCE UNIT or other STOCK-BASED AWARD granted under the PROGRAM.

     r.  ISO means an OPTION intended to qualify as an incentive stock option
         ---
         under Section 422 of the CODE.

     s.  KEY EMPLOYEE means the Corporate Secretary, Treasurer, Vice
         ------------
         Presidents and other executive officers of PG&E above the rank of Vice President. It also means, if so identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), executive officers of wholly-owned subsidiaries of PG&E (including subsidiaries which become such after adoption of the PROGRAM) and any other key management employee of PG&E or any wholly-owned subsidiary of PG&E.

     t.  LSAR means a limited stock appreciation right which is exercisable
         ----
         only in the event of a CHANGE IN CONTROL.

     u.  1986 OPTION PLAN means the Pacific Gas and Electric Company 1986
         ----------------
         Stock Option Plan, as amended to date.

     v.  NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.
         --------------------

     w.  NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN RULES means the
         -------------------------------------------------
         Restricted Stock Plan for Non-Employee Directors attached hereto as Exhibit C or any successor rules which the COMMITTEE may adopt from time to time with respect to the grant of DIRECTOR RESTRICTED STOCK to NON-EMPLOYEE DIRECTORS under the PROGRAM.

     x.  NON-QUALIFIED STOCK OPTION means any OPTION which is not an ISO.
         --------------------------

     y.  OPTION means an option to purchase shares of COMMON STOCK granted
         ------
         under the STOCK OPTION PLAN.

     z.  OPTION PRICE means the purchase price for the COMMON STOCK upon
         ------------
         exercise of an OPTION.

     aa. PERFORMANCE UNIT means a performance unit granted under the
         ----------------
         PERFORMANCE UNIT PLAN.

     ab. PERFORMANCE UNIT PLAN means the Performance Unit Plan Rules attached
         ---------------------
         hereto as Exhibit B or any successor rules which the COMMITTEE may adopt from time to time with respect to the grant of PERFORMANCE UNITS under the PROGRAM.

     ac. PG&E means Pacific Gas and Electric Company, a California corporation.
         ----

     ad. PHANTOM STOCK means allocated hypothetical shares of COMMON STOCK that
         -------------
         can be converted at a future date into cash or stock.

     ae. PROGRAM means the Pacific Gas and Electric Company Long-Term
         -------
         Incentive Program as amended and restated herein and as may be amended from time to time.

     af. RECIPIENT means the ELIGIBLE PARTICIPANT receiving the INCENTIVE
         ---------
         AWARD, or his or her legal representative, legatees, distributees or alternate payees, as the case may be.

     ag. RESTRICTED STOCK means COMMON STOCK that is subject to forfeiture by
         ----------------
         the RECIPIENT to the COMPANY under such circumstances as may be specified by the COMMITTEE in its sole discretion.

     ah. RETIREMENT means the Actual Retirement Date under the PG&E
         ----------
         Retirement Plan.

     ai. RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor
         ----------
         to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     aj. SAR means a stock appreciation right whose value is based on the
         ---
         increase in the FAIR MARKET VALUE of the COMMON STOCK covered by such right.

     ak. SECTION 16 OFFICER means any person who is designated by the BOARD OF
         ------------------
         DIRECTORS as an executive officer of PG&E and any other person who is designated as an officer of PG&E for purposes of Section 16 of the EXCHANGE ACT.

     al. STOCK-BASED AWARD means any award that is valued in whole or in part
         -----------------
         by reference to, or is otherwise based on, the COMMON STOCK, including, but not limited to, stock grants, RESTRICTED
         STOCK, LSARS and PHANTOM STOCK.

     am. STOCK OPTION PLAN means the Stock Option Plan Rules attached hereto
         -----------------
         as Exhibit A or any successor rules which the COMMITTEE may adopt from time to time with respect to the grant of OPTIONS under the PROGRAM.

     an. TANDEM refers to an INCENTIVE AWARD granted in conjunction with
         ------
         another INCENTIVE AWARD.

     ao. TERMINATION occurs when an EMPLOYEE ceases to be employed by the
         -----------
         COMPANY as a common law employee, when a DIRECTOR ceases to be a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), or when the relationship between the COMPANY and a CONSULTANT or other ELIGIBLE PARTICIPANT terminates, as the case may be.

     ap. TERMINATION FOR CAUSE has the meaning set forth in Section 18 hereof.
         ---------------------

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